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                                                                    EXHIBIT 99.1

Statistical Information on Receivables
--------------------------------------


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

                         Composition of the Receivables
                                     1999-D

                                                         New                    Used                      Total
                                             ------------------------   ------------------------   ------------------

Aggregate Principal Balance                          $136,916,159.94            $349,687,087.37      $486,603,247.31

Number of Receivables in Pool                                  8,202                     26,213               34,415

Percent of Pool by Principal Balance                          28.14%                      71.86%

Average Principal Balance                                 $16,693.02                 $13,340.22           $14,139.28
  Range of Principal Balances               ($1,161.70 to $40,454.18)    ($565.54 to $39,329.08)

Weighted Average APR                                          17.00%                      18.76%              18.27%
  Range of APRs                                   (9.774% to 24.95%)        (8.4657% to  30.00%)

Weighted Average Remaining Term                                  61                          58                   59
  Range of Remaining Terms                         (18 to 72 months)           (11 to 72 months)

Weighted Average Original Term                                   62                          59                   60
  Range of Original Terms                          (18 to 72 months)           (12 to 72 months)


--------------------------------------------
(1)                  Aggregate Principal Balance includes some portion of accrued interest.  As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.
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


          Distribution of the Receivables by APR as of the Cutoff Date

                          Aggregate Principal
                          Balance as of Cutoff      Percent of Aggregate           Number of        Percent of Number of
         APR Range (1)           Date               Principal Balance (2)         Receivables          Receivables (2)
-----------------------   ---------------------   --------------------------   ------------------   ---------------------

8.000% to 8.999%                    $20,926.73                        0.00%                   2                    0.01%
9.000% to 9.999%                  2,758,542.52                        0.57%                 161                    0.47%
10.000% to 10.999%                4,062,607.21                        0.83%                 220                    0.64%
11.000% to 11.999%                6,130,666.67                        1.26%                 344                    1.00%
12.000% to 12.999%               16,749,334.01                        3.44%                 941                    2.73%
13.000% to 13.999%               15,259,370.37                        3.14%                 854                    2.48%
14.000% to 14.999%               20,088,999.94                        4.13%               1,141                    3.32%
15.000% to 15.999%               42,155,725.22                        8.66%               2,491                    7.24%
16.000% to 16.999%               39,381,563.70                        8.09%               2,446                    7.11%
17.000% to 17.999%               74,334,290.58                       15.28%               4,898                   14.23%
18.000% to 18.999%               81,870,552.72                       16.82%               5,819                   16.91%
19.000% to 19.999%               47,884,154.20                        9.84%               3,439                    9.99%
20.000% to 20.999%               44,952,393.37                        9.24%               3,501                   10.17%
21.000% to 21.999%               58,237,462.47                       11.97%               4,971                   14.44%
22.000% to 22.999%               14,095,012.16                        2.90%               1,306                    3.79%
23.000% to 23.999%               15,438,773.22                        3.17%               1,544                    4.49%
24.000% to 24.999%                2,373,199.80                        0.49%                 242                    0.70%
25.000% to 25.999%                  631,225.55                        0.13%                  72                    0.21%
26.000% to 26.999%                   34,893.70                        0.01%                   5                    0.01%
27.000% to 27.999%                        0.00                        0.00%                   0                    0.00%
28.000% to 28.999%                   48,439.08                        0.01%                   7                    0.02%
29.000% to 29.999%                   73,839.81                        0.02%                   9                    0.03%
30.000% to 30.999%                   21,274.28                        0.00%                   2                    0.01%
                          ---------------------   --------------------------   ------------------   --------------------

TOTAL                          $486,603,247.31                      100.00%              34,415                  100.00%
                          =====================   ==========================   ==================   ====================

-----------------------------------------------
(1)                       Aggregate Principal Balances include some portion of accrued interest.  Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)                       Percentages may not add to 100% because of rounding.
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

        Distribution of the Receivables by Geographic Location of Obligor
                                     1999-D

                                Aggregate Principal
                                Balance as of Cutoff    Percent of Aggregate       Number of       Percent of Number of
        State                          Date             Principal Balance (1)      Receivables       Receivables (1)
----------------------------    --------------------   -----------------------   ---------------   -----------------------

Alabama                               $9,933,452.20                      2.04%              703                     2.04%
Arizona                               14,923,624.32                      3.07%            1,065                     3.09%
California                            59,695,058.85                     12.27%            3,979                    11.56%
Colorado                               5,278,255.45                      1.08%              366                     1.06%
Connecticut                            5,155,649.07                      1.06%              369                     1.07%
Delaware                               1,946,695.38                      0.40%              137                     0.40%
Florida                               39,187,921.24                      8.05%            2,822                     8.20%
Georgia                               14,388,770.40                      2.96%              987                     2.87%
Illinois                              21,190,938.86                      4.35%            1,517                     4.41%
Indiana                                9,610,863.31                      1.98%              715                     2.08%
Iowa                                   3,293,198.49                      0.68%              242                     0.70%
Kansas                                 3,305,860.07                      0.68%              231                     0.67%
Kentucky                               6,618,656.70                      1.36%              509                     1.48%
Louisiana                              8,709,145.95                      1.79%              588                     1.71%
Maine                                  2,054,973.92                      0.42%              177                     0.51%
Maryland                               9,277,226.94                      1.91%              617                     1.79%
Massachusetts                          6,131,596.30                      1.26%              484                     1.41%
Michigan                              16,684,995.73                      3.43%            1,168                     3.39%
Minnesota                              6,332,063.33                      1.30%              470                     1.37%
Mississippi                            3,801,315.89                      0.78%              265                     0.77%
Missouri                               7,175,890.19                      1.47%              512                     1.49%
Nebraska                               2,461,854.15                      0.51%              190                     0.55%
Nevada                                 7,863,269.18                      1.62%              562                     1.63%
New Hampshire                          1,628,693.94                      0.33%              139                     0.40%
New Jersey                            13,078,121.17                      2.69%              976                     2.84%
New Mexico                             3,365,058.91                      0.69%              231                     0.67%
New York                              24,090,682.55                      4.95%            1,759                     5.11%
North Carolina                        12,895,265.99                      2.65%              909                     2.64%
Ohio                                  21,546,165.96                      4.43%            1,616                     4.70%
Oklahoma                               5,002,094.07                      1.03%              365                     1.06%
Oregon                                 2,766,536.91                      0.57%              201                     0.58%
Pennsylvania                          26,340,156.27                      5.41%            1,947                     5.66%
Rhode Island                           1,815,176.85                      0.37%              135                     0.39%
South Carolina                         4,550,370.31                      0.94%              321                     0.93%
Tennessee                             10,071,016.69                      2.07%              711                     2.07%
Texas                                 58,320,287.96                     11.99%            3,825                    11.11%
Utah                                   2,379,471.90                      0.49%              178                     0.52%
Virginia                              13,117,522.56                      2.70%              936                     2.72%
Washington                             7,743,384.35                      1.59%              549                     1.60%
West Virginia                          3,069,289.08                      0.63%              222                     0.65%
Wisconsin                              5,550,518.63                      1.14%              404                     1.17%
Other (2)                              4,252,157.29                      0.87%              316                     0.92%
                                      -------------                     ------             ----                     -----

TOTAL                               $486,603,247.31                    100.00%           34,415                   100.00%
                                    ---------------                    -------           ------                   -------

---------------------------------------------------
(1)                             Percentages may not add to 100% because of rounding.
(2)                             States with principal balances less than $1,500,000.
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